Exhibit 10.1

CONTRACTUAL INVESTMENT AGREEMENT

This Contractual Investment Agreement (“Agreement”) is made this 25th day of February 2022, by and between Alpha Energy, Inc.(“the Company”), a publicly traded Colorado Corporation (Colorado filing number 2013155940) at 4162 Meyerwood Dr., Houston, TX. 77025, USA and 20 Shekels, Inc. at  (hereinafter “Investor”, also considered to be participant in a group of other investors each and all of whom has entered into this Agreement as an “arm’s length” Agreement between the parties hereto, and not as a result of any offer made by the Company to them for the purchase and sale of any of the Company’s securities, collectively referred to as the “Investor Group”). This Agreement is made by and between the Company and the Investor, for the reasons clearly set forth and for no other.

WHEREAS, the Company, as a publicly traded and fully reporting company under Securities and Exchange Commission (“SEC”) Rule 12 (g), and as a result thereof is required to file, on an annual basis, certain quarterly and annual reports, specifically denominated as “10 Qs” and “10 Ks, to remain in current reporting status, and WHEREAS, the Company has certain mandatory past filings due under this regulatory regime, such filings to be adequately completed requiring significant expenditures in accounting, auditing, legal, EDGAR filing and administrative expenses, and WHEREAS, the Company has filings to be adequately completed requiring significant expenditures in accounting, auditing, legal, administrative expenses, and WHEREAS the Company shall incur significant start up, acquisition, and operational costs, which, when taken together with the aforedescribed expenses, are expected to approximate $5,000,000, and WHEREAS, the Investor Group is willing jointly to provide such funding as is set forth above in the amount of $5,000,000 to the Company, in terms of contributions made by the Investor Group participants, jointly and severally, such contributions totaling the needed $5,000,000 to complete the aforementioned operational and filing expenses, and WHEREAS, the parties hereto have agreed that as consideration for the provision of the needed funding amount of $5,000,000 Investor Group shall receive a Convertible Promissory Note at a rate per annum of seven and twenty-five hundredth percent (7.25%), from the date of this Convertible Promissory Note (“Convertible Note”), with a conversion feature into Company’s common stock at $5.00 per share. Upon conversion of the Convertible Note into Company common stock, the Noteholders would be issued 1,000,000 shares by the Company to the participants of the Investor Group, jointly and severally, for a total receipt of the needed $5,000,000.

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NOW THEREFORE, the parties hereto agree as follows:

WARRANTIES OF INVESTOR

Investor hereby warrants that they have full authority and legal capacity to lawfully provide to the Company their portion of the needed $5,000,000 required for the Company’s completion of all matters requisite for the aforementioned mandated SEC filings and acquisition and operational costs, and that they will do so in accordance with the terms of this Agreement, and that their full contribution constitutes funds of their own, and they further warrant that the funds are from their sole origin and come from no other source.

Investor further warrants that while they have had available to them all public information lodged with the SEC in reference to the Company, these funds are being provided for the specific purpose referenced in this Agreement, namely the provision of funds for the needed SEC filings, and acquisition and operational costs and not as a general investment in the Company. The investment described herein is made for the sole purpose described herein.

Investor further warrants that either (i) appurtenant to this Agreement they have not received now, nor shall they ever seek to receive, any “non-public” information in reference to the Company in relation to this Agreement or at any other time, or (ii) the Investors have executed a company NDA (dated 6/1/2020), not to disclose material, nonpublic information, or trade in the open markets upon receiving material, nonpublic information.

Investor further warrants that they shall take reasonable steps to ensure that this $5,000,000 investment shall be used by the Company for the purposes recited herein relating to the aforementioned mandated filings and acquisition and operational costs and for no other purpose.

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WARRANTIES OF THE COMPANY

The Company warrants that is a duly formed and licensed corporation, formed in the State of Colorado and currently in good standing in all respects, bearing the Colorado filing number 2013155940 and that it is fully compliant with reference to all filings required by the State of Colorado.

The Company also warrants that it is a fully reporting Rule 12 (g) company under the aforesaid SEC Rule and that its securities are currently traded in the public market and that it is in the process of completing all mandated filings with the SEC, the completion of such filings being the complete and sole reason for it having entered into this Agreement.

The Company warrants that it has full authority to issue $5,000,000 in the form of a Senior Secured Convertible Promissory Note at a rate per annum of seven and twenty-five hundredth percent (7.25%), from the date of this Senior Secured Convertible Promissory Note (“Convertible Note”), with a conversion feature into Company’s common stock at $5.00 per share. Upon conversion of the Convertible Note into Company common stock, the Noteholders would be issued 1,000,000 shares by the Company to the Investors, jointly and severally, for a total receipt of the needed $5,000,000. and that the shares so Contemplated for issuance by this Agreement and that the issuance of such shares as are contemplated hereby shall breach no pre-existing agreement or condition. The Company further warrants that the $5,000,000 funding contemplated by this Agreement shall be used exclusively for the accounting, auditing, legal, EDGAR filing, and administrative costs involved in completing the mandated filings with the SEC, and for the aforementioned acquisition and operational costs, and for no other purpose. The Company assumes full responsibility to ensure that these funds are used for this and no other purpose and shall allow the Investors to examine the relevant Company records to determine and ensure that the funds have been so exclusively used.

OBLIGATIONS OF THE INVESTOR

Upon signature to this Agreement, Investor as a participant in the Investor Group, jointly, shall be obligated to provide to the Company $5,000,000 USD (in total or in part pursuant to the amount subscribed herein) in good and free funds, and shall, forthwith, cause this amount of funding to be wired to the Company in accordance with the details in the enumerated wiring instructions set forth in Exhibit “B” hereto or in some other form suitable to the Company as detailed in Exhibit “C”.

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Once the funds described above have been so wired to the credit of the Company, Investors shall have fully completed and fulfilled all of their obligations, other than the ongoing obligations referred to under Warranties of Investors in this Agreement and shall, as a result, be issued a dually executed Convertible Promissory Note.

OBLIGATIONS OF THE COMPANY

Once the $5,000,000 funding amount has been received by the Company, the Company shall have the obligation to cause its Secretary/Board of Directors to issue the Convertible Promissory Note at a rate per annum of seven and twenty-five hundredth percent (7.25%), from the date of this Convertible Promissory Note (“Convertible Note”), with a conversion feature into Company’s common stock at $5.00 per share. Upon conversion of the Convertible Note into Company common stock, the Noteholders would be issued 1,000,000 shares by the Company to the Investors, jointly and severally, for a total receipt of the needed $5,000,000.

MISCELLANEOUS PROVISIONS

GOVERNING LAW: This Agreement shall be interpreted and enforced in accordance with the Laws of the State of Colorado, in all respects as to both its making and performance, and any and all disputes arising from, or relating to, this Agreement shall be interpreted, in all respects, under the laws of the State of Colorado.

JURISDICTION: All parties hereto agree that this Agreement is to be subject to the jurisdiction of the State of Colorado in all respects, including personal jurisdiction, and all parties affixing their signatures hereto agree, by the affixing of such signatures, that they are doing business in Colorado for the purpose of personal jurisdiction as required by the laws of the State of Colorado.

VENUE: All parties hereto agree, jointly and severally, that the appropriate venue for the resolution of any disputes which may arise under this Agreement shall be that of Adams County, Colorado, whether any such proceeding is lodged in any Court of the State of Colorado in Adams County or in any Court of the United States found at that location.

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SUPERSEDENCE: This Agreement, when signed by the parties, supersedes any and all previous agreements by and between the parties hereto, whether oral or in writing. This Agreement constitutes the full and complete agreement by and between the parties hereto.NOTICES: Any and all notices made by any of the parties to this Agreement may be made by regular U.S. Mail, certified U.S. Mail, express delivery, fax transmission, or by properly sent electronic (“email’) transmission. Any and all such notices shall be remitted to the addresses reflected herein for each and all of the parties. The Notices to be remitted to any of the Investors herein shall be sent to the actual address, facsimile address, and/or electronic (“email”) as any and all Investors shall set such addresses forth on Exhibit “A” hereto.

NON-ASSIGNABILITY: This Agreement may not be assigned by any party hereto to any third party without the express written permission of all parties hereto. Upon such agreement, any assignment so made shall be deemed valid.

NON- WAIVER OF BREACH: No failure by any party hereto to enforce any singular obligation under this Agreement shall prejudice and such party’s right to enforce any other right or obligation under this Agreement.

ARM’S LENGTH AGREEMENT: This Agreement as made by and between the parties hereto is made only for the purposes found within the four corners of this Agreement, and for no other reason or other intended purpose.

THIS AGREEMENT MAY BE EXECUTED IN IDENTICAL COUNTERPARTS, such counterparts shall be deemed to constitute one and the same Agreement.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the

___ day of ____________, 2022.

Alpha Energy, Inc.	INVESTOR HEREIN: 20 Shekels, Inc.
4162 Meyerwood Dr.
Houston, Texas 77025
(More fully identified on Exhibit “A”)

By: _________________________________	By: _________________________________
John Lepin, CFO	Jay Leaver, President
Alpha Energy, Inc.	20 Shekels, Inc.

APHE – CIA 2022

Exhibit “A”

SUBSCRIPTION AGREEMENT

Alpha Energy, Inc.

(February 2022)

The purchase of a Convertible Note involves a high degree of risk. Only Investors who are able to afford the risk of loss of their entire investment should purchase a Convertible Note.

These securities have not been registered with the U.S. Securities and Exchange

Commission (“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”),

and are being offered in reliance on exemptions from registration provided in Section

4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and preemption from the registration and qualification requirements

(other than provisions) of applicable state laws under the National

Securities Markets notice filing and fee Improvement Act of 1996.

These securities have not been approved or disapproved by the SEC or any state and other regulatory authority, nor has the SEC or any state and other regulatory authority passed on the accuracy and adequacy of this disclosure document or endorsed the merits of this offering. Any representation to the contrary is a criminal offense.

This Subscription Agreement (“Agreement”) constitutes the undersigned’s irrevocable offer to purchase from Alpha Energy, Inc., a Colorado corporation (the “Company”), an convertible promissory note (the “Convertible Note”) in the principal amount set forth on the signature page of this Agreement, subject to the terms and conditions set forth in this Agreement. The undersigned hereby delivers to the Company the full purchase price for the subscription for the Shares in the form of a check or wire transfer to the wiring instructions attached as Exhibit “B”. The undersigned understands and agrees that this Subscription Agreement constitutes the binding obligation of the undersigned to deliver the full purchase price to the Company for the portion of the subscription accepted by the Company. The undersigned will be notified by the Company whether, and to what extent, the undersigned’s subscription has been accepted. The Company reserves the right in its sole discretion to reject all or part of any subscription. If a subscription is not accepted in whole for any other reason, the subscription amount that was not accepted will be returned to the undersigned without interest. The undersigned understands and agrees that this subscription is irrevocable. On execution by both parties, this Agreement shall become a bilateral agreement binding on both the undersigned and the Company. Each part of this Agreement must be completed by the undersigned and, by execution below, the undersigned acknowledges and understands that the Company is relying on the accuracy and completeness hereof in complying with the obligations under applicable securities laws.

Convertible Notes

The Company was originally formed under the laws of the state of Colorado as a limited liability company and subsequently converted to a Colorado corporation. Copies of the Company’s articles of incorporation, bylaws, and shareholder agreements will be provided to the undersigned upon request. The Company is offering the Convertible Notes as investment securities only and not with a view to, or for resale in connection with, any distribution thereof. These securities are “restricted” (within the meaning of the Securities Act) and are subject to limitations on transfer as set forth in state and federal laws and in the articles of incorporation, bylaws, and shareholder agreements. Investors in the Convertible Notes will be creditors of the Company and on conversion of the Convertible Note they will be issued shares of the Company’s common stock (the “Common Stock”) and become stockholders of the Company “Stockholders”).

APHE – CIA 2022- Exhibit “A”
Subscription Agreement

Suitability Information

1.	Representations of Subscriber. The undersigned hereby represents and warrants as follows:

(a)    The undersigned has received and read the Company’s business plan and power point presentation (the “Offering Materials”), together with additional information and documentation provided pursuant thereto, including information furnished on his request. The undersigned understands and acknowledges that such information contains certain forward- looking statements and information relating to the Company that are based on the beliefs of management, as well as assumptions made by and information currently available to management, and that when used in the offering information, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” and similar expressions, as they relate to the Company and its management, are intended to identify forward-looking statements. The undersigned understands and acknowledges that these statements reflect the current view of the Company respecting future events and are subject to certain risks, uncertainties, and assumptions, including the risks and uncertainties noted, and that, should one or more of such risks and uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in the Offering Materials as anticipated, believed, estimated, expected, and intended. The undersigned understands the risks associated with a business enterprise with no revenue and limited capitalization in a highly competitive business characterized by rapid technological change.

(b)    The undersigned has had sufficient interactions with the Company’s management and has been provided with supporting documentation, if requested, which he has read and understands, in order to make an informed investment decision. The undersigned is basing his decision to invest solely on the information provided and has not relied on any other representations made by the Company and its affiliates.

(c)    The undersigned understands that an investment in a Convertible Note is speculative and involves numerous significant risks, the occurrence of any one of which could result in the loss of his entire investment. The undersigned is fully cognizant of, and understands all of, the risks relating to a purchase of a Convertible Note, including those risks set forth in the Offering Materials.

(d)    The undersigned understands that the Company is in the process of raising up to $5,000,000 for the purposes set forth in the Offering Materials and for general working capital.

(e)    The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to his individual net worth, and his investment in a Convertible Note will not cause his overall commitment to become excessive.

(f)    The undersigned has adequate means of providing for his financial requirements, both current and anticipated, and has no need for liquidity in an investment in a Convertible Note.

(g)    The undersigned was at no time solicited by any leaflet, public promotional meeting, circular, newspaper and magazine article, internet contact, radio and television advertisement, and any other form of general advertising and solicitation in connection with the offer, sale, and purchase of a Convertible Note through this Agreement.

APHE – CIA 2022- Exhibit “A”
Subscription Agreement

(h)    The undersigned can bear and is willing to accept the economic risk of losing his entire investment.

(i)    The undersigned is acquiring a Convertible Note for his own account and for investment purposes only and has no present intention, agreement, and arrangement for the distribution, transfer, assignment, resale, and subdivision of a Convertible Note or of the Common Stock, either currently or after the passage of a fixed or determinable period or on the occurrence or nonoccurrence of any predetermined event and circumstance.

(j)    The undersigned has such knowledge and experience in financial and business matters that he is capable of evaluating the Company, the proposed activities thereof, and the risks and merits of investing in a Convertible Note and is not using a purchaser representative (as defined in Regulation D) in connection with the evaluation of such risks and merits, or the undersigned and his purchaser representatives listed below, together, have such knowledge and experience in financial and business matters that they are capable of evaluating the Company, the proposed activities thereof, and the risks and merits of investing in a Convertible Note.

(k)    If a resident of the United States, the undersigned is a resident of the state set forth on the signature page of this Agreement and has a principal residence within such state, maintains a driver’s license and voter registration only within such state, pays income taxes (when applicable) only to such state, and intends to remain a citizen of such state for the foreseeable future, or if the undersigned cannot make this representation, his reason is satisfactory to the Company, in its sole and absolute discretion.

(l)    The undersigned is an “accredited investor” as defined under Rule 501 of Regulation D of the Securities Act, as summarized in Exhibit “A”.

(m)   The undersigned understands the offering has not been registered under the Securities Act and applicable state and other securities laws, that the Convertible Notes are subject to significant restrictions on transfer under such securities laws, and that the undersigned cannot sell, distribute, and otherwise transfer the Convertible Note or the Common Stock unless the Convertible Note or Common Stock is registered under the Securities Act and applicable state and other securities laws or unless an exemption from registration is available. The undersigned may, therefore, be required to hold the Convertible Note until maturity and, if converted, the Common Stock for an indefinite period.

(n)    The undersigned acknowledges that neither the SEC nor the securities commission of any state or other federal agency has made any determination as to the merits of purchasing the Convertible Notes.

(o)    All information that the undersigned has provided to the Company and its agents and representatives concerning his suitability to invest in the Company is complete, accurate, and correct as of the date of the signature on the last page of this Agreement, including information concerning his personal financial affairs and business position and the knowledge and experience of the undersigned and his advisers.

(p)    The undersigned acknowledges that this Agreement may be accepted or rejected, in whole or in part, by the Company and that, to the extent the subscription may be rejected, the accompanying subscription payment will be refunded without payment of interest and without deduction of expenses.

APHE – CIA 2022- Exhibit “A”
Subscription Agreement

(q)    The undersigned acknowledges and agrees that no portion of the Offering Materials may be reproduced and redistributed, except to his advisers, without the Company’s prior written consent, which consent may be withheld and conditioned in the Company’s sole discretion. The undersigned will not, without the Company’s prior written permission and consent, use any of the information in the Offering Materials for any purpose whatsoever other than evaluating a potential purchase of a Convertible Note.

(r)    Neither the undersigned nor any of his affiliates will effect any transactions in the Convertible Note or Common Stock while in possession of material, nonpublic information regarding the Company.

2.        Additional Information. The undersigned acknowledges that he has previously been advised of the opportunity to review all of the pertinent facts concerning the Company and to obtain any additional information that he may request, to the extent the Company possesses or can obtain such information without unreasonable effort and expense. The undersigned has been provided with all materials and information requested by him and his representatives, including any information requested to verify any information furnished, and he has been provided the opportunity for direct communication with the Company and its representatives regarding the purchase made hereby, including the opportunity to ask questions of and receive answers from the Company’s management.

3.	Representations Regarding Exemptions and Restrictions on Transfer.

(a)    In connection with the undersigned’s acquisition of a Convertible Note, he represents that the Convertible Note is being acquired without a view to, or for resale in connection with, any distribution of the Convertible Note or the Common Stock and any interest therein without registration and other compliance under the Securities Act and that he has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking.

(b)    The undersigned acknowledges that the Convertible Note must be held and may not be sold, transferred, and otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available; the Company is under no obligation to register the Convertible Note or the Common Stock under the Securities Act or under Section 12 of the Securities Exchange Act of 1934, as amended, except as expressly agreed to in writing by the Company; no assurance is given that the exemption provided by Rule 144 under the Securities Act and any other exemption will be available; and the Convertible Note and certificate, if any, representing the Common Stock and the Company’s stock transfer records will bear a legend listing the restriction on the sale of the Convertible Note and Common Stock.

(c)    The undersigned understands that the Convertible Note and the Common Stock have not been registered, but they are being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Convertible Note may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an “underwriter” within the meaning of the Securities Act.

(d)    The undersigned understands that the resale of the Convertible Note or Common Stock must be effected in reliance on exemptions from registration under the Securities Act and applicable state securities laws. The undersigned understands that such an exemption may not be available, and, in such case, the undersigned would not be able to resell the Convertible Note and Common Stock held.

APHE – CIA 2022- Exhibit “A”
Subscription Agreement

4.     Indemnity. The undersigned hereby agrees to indemnify the Company, the Company’s controlling persons, and any person participating in the offering and to hold them harmless from and against all liability, damage, cost, and expense (including reasonable attorneys’ fees) incurred on account of and arising out of:

(a)    any inaccuracy in the undersigned’s declarations, representations, and warranties set forth herein or made by him to the Company in connection with his subscription;

(b)    the disposition of the Convertible Note and the Common Stock that the undersigned will receive, contrary to his declarations, representations, and warranties set forth herein and to the provisions of the articles of incorporation, bylaws, and shareholder agreements; and

(c)    any action, suit, and proceeding based on: (i) the claim that said declarations, representations, and warranties made by the undersigned were inaccurate and misleading or otherwise cause for obtaining damages and redress from the Company; (ii) the disposition of the Convertible Note or Common Stock contrary to the terms hereof; and (iii) the breach by the undersigned of any part of this Agreement.

5.     Setoff. Notwithstanding the provisions of the last preceding section and the enforceability thereof, the undersigned hereby grants to the Company the right to a setoff against any amounts payable by the Company to the undersigned, for whatever reason, of all damages, costs, and expenses (including reasonable attorneys’ fees) that are incurred on account and arising out of any of the items referred to in clauses (a) through (c) of the last preceding section.

6.      Miscellaneous. The undersigned further understands, acknowledges, and agrees that:

(a)    This Agreement shall be construed in accordance with, and governed by, the laws of the state of Colorado.

(b)    This Agreement constitutes the entire agreement between the parties respecting the subject matter hereof.

(c)    Notwithstanding any of the representations, warranties, acknowledgments, and agreements made herein by the undersigned, he does not waive any rights granted to him under federal and state securities laws.

(d)    This Agreement does not entitle the undersigned to any rights as a holder of the Convertible Note or Common Stock purchasable hereunder for which he has not fully paid.

(e)    All subscription payments should be made payable to “Alpha Energy, Inc.” The Company will thereafter deliver the Convertible Note subscribed for pursuant to this Agreement.

(Subscription details, signatures, and contact information on following page.)

APHE – CIA 2022- Exhibit “A”
Subscription Agreement

Alpha Energy, Inc.

SUBSCRIPTION AGREEMENT COUNTERPART SIGNATURE PAGE

Subscription Details

The undersigned hereby subscribes for the Convertible Note set forth below and agrees to be bound by the terms of this Subscription Agreement:

Principal Amount of Convertible Note Subscribed For         $ 854,300.21

Subscriber:

20 Shekels, Inc.
Full Name of Person or Entity	Date

Signature of Person or Entity Authorized Representative	Signature of Joint Subscriber, If Any

President
Street Address	Title of Authorized Representative Signing for Entity

City, State, and Zip	Tax Identification or Social Security Number

E-mail Address	Daytime Telephone Number

Title to be held as follows:	☐	Community Property	☐	Joint Tenants, with Right of Survivorship
	☐	Tenants in Common	☐	Separate Property
	☐	Tenants by the Entirety
☐	Other (corporation, single person, trust, etc., please indicate)	corporation

Purchaser Representatives, if any:

Full Name	Full Name

Number and Street	Number and Street

City, State and Zip Code	City, State and Zip Code

ACCEPTANCE OF SUBSCRIPTION

The foregoing subscription is hereby accepted this ___________________________ 2022.

ALPHA ENERGY, INC.

By:______________________________________________

Name: John F. Lepin

Its: CFO

APHE – CIA 2022- Exhibit “A”
Subscription Agreement

Please complete this certificate if you are a corporation, general or limited partnership, limited liability company, or trust.

CERTIFICATE OF PARTNERSHIP, CORPORATION, OR OTHER ENTITY

The undersigned, 20 Shekels, Inc. (“Subscriber”), a corporation organized under the laws of the state of Colorado, with its principal offices located at the address set forth below, hereby certifies as follows to induce Alpha Energy, Inc. (the “Company”) to accept the undersigned’s offer to purchase a secured convertible promissory note (“Convertible Note”):

1.      Pursuant to valid and legally binding documents filed at the time and in the manner required by the laws of the state under which Subscriber was organized as stated above, Subscriber was formed on _1/25/2022_______.

2.      Subscriber wasorganized to engage in the business of __technology___________________. Since its organization, Subscriber’s business activities have included the following: _holding assets_.

3.      Subscriber: (a) was not organized or reorganized for the specific purpose of acquiring the Convertible Note; and (b) has made substantive and substantial investments before the date hereof, and each beneficial owner thereof has and will share in the same proportion in each investment.

4.      The offer to purchase the Convertible Note to be sold by the Company has been approved by the governing authority of Subscriber in accordance with the power vested in it by applicable law and the documents under which Subscriber was organized and exists.

5.      Subscriber has determined that the purchase of the Convertible Note is consistent with its purposes and policies, is of benefit to it, and involves risks that it can reasonably bear.

6.      If Subscriber is a trust, in an attachment hereto please identify each grantor and beneficiary and indicate the circumstances under which the trust is revocable by the grantor.

7.      On request of the Company, Subscriber shall deliver a certified copy of resolutions duly adopted by the board of directors, general partners, trustees, or other governing authority of Subscriber and provide further evidence of the authority and power of Subscriber to make the investment described herein.

The undersigned has caused this document to be executed by its representative, hereunto duly authorized as of          , 2022.

20 Shekels, Inc.
Address:	Name of Subscriber

Signature of Authorized Signatory

APHE – CIA 2022- Exhibit “A”
Subscription Agreement

EXHIBIT “A” TO SUBSCRIPTION AGREEMENT

Accredited Investor as defined in § 230.501 of the Securities Act of 1933:

(1)

Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Securities Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Securities Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investor;

(2)	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(3)

Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4)	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5)	Any natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000. For purposes of calculating net worth under this paragraph (5):

(a)	The person’s primary residence shall not be included as an asset;

(b)

Indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(c)

Indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

(6)

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7)

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in §230.506(b)(2)(ii); and

(8)	Any entity in which all of the equity owners are accredited investor.

APHE – CIA 2022 – Exhibit “A”
Subscription Agreement - Exhibit “A”

Exhibit “C”

INVESTOR CONTRIBUTION

Investor:       20 Shekels, Inc.

Investor shall make the following contribution(s):

Source	Amount
Promissory Note dated 2/22/2022 between 20 Shekels as Holder and Alpha Energy, Inc. as Maker, to be tendered to the Company by Assignment.	$ 406,754.38
Cash contribution, to be wired to Company as per Exhibit “B”	$ 499,995.62
Total	$ 906,750.00	= 181,350 shares @ $5/share

APHE – CIA 2022 – Exhibit “C”
Investor Contribution

[INSERT NOTE + Exhibits]

APHE – CIA 2022 – Exhibit “A”

Subscription Agreement - Exhibit “A”